UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2003

INGERSOLL-RAND COMPANY LIMITED
(Exact name of registrant as specified in its charter)

     Bermuda                                     1-985                                    75-2993910
(State of incorporation)           (Commission File Number)                 (I.R.S. Employer
                                                                                                        Identification No.)

Clarendon House
2 Church Street
Hamilton HM 11, Bermuda
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 295-2838

Item 5.             Other Events

At the Annual General Meeting of Shareholders of the Company held on May 29, 2003, the shareholders, in addition to electing directors, appointed PricewaterhouseCoopers LLP as independent auditors of the Company for the year ending December 31, 2003, and acted upon a shareholder proposal regarding the Company's reincorporation in Bermuda.  The shareholders voted as follows on the following matters:

1.      The voting result for the election of directors was as follows:

            Name                                 Term               Votes For           Votes Withheld
            George W. Buckley           3 years           134,701,051            6,883,979
            Theodore E. Martin           3 years           138,624,986            2,960,044
            Patricia Nachtigal               3 years           138,913,873            2,671,157
            Richard J. Swift                 3 years           134,739,890            6,845,140

            Peter C. Godsoe, Constance J. Horner, Orin R. Smith, Ann C. Berzin, Herbert L. Henkel, H. William Lichtenberger, and Tony L. White
            all continue as Directors of the Company.

2.      The appointment of the Company's independent auditors and authorization of the Board of Directors to fix the auditors' remuneration was approved by a vote of 129,661,650 votes for, 10,738,225 votes against, and 1,185,155 votes abstaining.

3.      The shareholder proposal involving a nonbinding vote seeking the Company's reincorporation as a U.S.-based company was rejected by a vote of 51,672,268 votes for, 72,976,281 votes against, 2,314,851 votes abstaining and 14,621,630 broker non-votes.

Item 9.             Regulation FD Disclosure

Attached hereto as an exhibit, which is incorporated herein by reference is the registrant's press release announcing results of voting from the Company's Annual General Meeting.

The information in this Item 9 is not "filed" pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.  Additionally, the inclusion of such information is not an admission as to the materiality of any information in the report that is required to be disclosed solely by regulation FD.

Exhibit Number            Description

99                                Press release of Ingersoll-Rand Company Limited dated May 29, 2003

                                                                                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                      INGERSOLL-RAND COMPANY LIMITED
                                                                                                      (Registrant)

May 30, 2003                                                                                /s/ Patricia Nachtigal
                                                                                                      Patricia Nachtigal
                                                                                                      Senior Vice President and General Counsel